GE Capital

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                                     GE Capital Mortgage Services, Inc.
                                     A unit of GE Capital Mortgage Corporation
                                     Three Executive Campus, P.0. Box 5260
                                     Cherry Hill, NJ 08034-0455
                                     856 657-6100, 800 257-7878



                          FIRST MODIFICATION AGREEMENT

September 15, 1999

Mr. Seth Warner
Chairman and CEO
Mortgage.com, Inc.
8751 Broward Boulevard, 5th Floor
Plantation, FL 33324

         Re:  Cooper River Funding Inc. - Warehouse Line of Credit
              ----------------------------------------------------

Dear Mr. Warner:

         Reference is made to the Warehouse Credit Agreement, dated as of August 7, 1998 (the "Warehouse Credit Agreement") among Cooper River Funding Inc., as lender (the "Lender"), GE Capital Mortgage Services, Inc. (the "Agent"), as agent for the Lender, and Mortgage.com, Inc., as borrower (the "Borrower"). All capitalized terms used in this letter and not otherwise defined shall have the meanings set forth in the Warehouse Credit Agreement.

         The Lender and the Agent hereby agree that the definition of "Expiry Date" contained in Section 1.01 of the Warehouse Credit Agreement is amended to read in full as follows:

                   "Expiry Date" shall mean the earlier of (i)
          November 30, 1999 as such date may be extended upon mutual agreement among the Borrower, the Lender and the Agent from time to time, (ii) the date which is fifteen days prior to the Liquidity Termination Date in effect from time to time and
          (iii) the date that is 120 days after the date on which the Lender shall have given the Borrower the notice referred to in
          Section 9.13 hereof."

         Except as expressly provided above, the Warehouse Credit Agreement, the Note, and the Warehouse Security Agreement shall remain unaltered and in full force and effect and are hereby ratified and confirmed. The agreements contained in this letter are limited as expressly provided herein and shall not constitute an agreement of the Lender or the Agent to give their consent at any time to any other agreement, amendment, or modification in respect of any term or provision of the Warehouse Credit Agreement, the Note, or the Warehouse Security Agreement, nor constitute a waiver of any right, power or remedy of the Lender or the Agent under the Warehouse Credit Agreement, the Note, or the Warehouse Security Agreement.

         Please indicate your acceptance of the terms of this letter by executing the enclosed duplicate original and returning it to the undersigned via overnight delivery.

                                            Sincerely,

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By: /s/ Kenneth F. Blume
                                                ------------------------
                                            Name: Kenneth F. Blume
                                            Title: Vice President

Approved and agreed to:

COOPER RIVER FUNDING INC.

By: /s/ Kenneth F. Blume
    ------------------------
Name: Kenneth F. Blume
Title: Assistant Treasurer


MORTGAGE.COM, INC.


By: /s/ Seth Werner
    -------------------
Name:  Seth Werner
Title: Chairman/CEO

GMAC   RFC                                             Worldwide Capital Partner
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                                 August 23, 1999

    Mortgage.com, Inc.
    8751 Broward Blvd., 5hFloor
    Plantation, FL 33324
    Attention: Edwin Johnson, CEO

    Re: First Amended and Restated Warehousing Credit and Security Agreement dated as of June 8, 1998, (as amended, the "Agreement") by and between RESIDENTIAL FUNDING
             CORPORATION ("Lender") and MORTGAGE.COM, INC., f/k/a
             FIRST MORTGAGE NETWORK, INC ("Company")

    Dear Mr. Johnson:

             All capitalized terms used in this letter that are not otherwise defined below are defined in the Agreement.

             The Company has requested the Lender to extend the Maturity Date of the Agreement to October 15, 1999, and the Lender has agreed to this extension in consideration of the mutual covenants, agreements and conditions set forth herein and in the Agreement, and for other good and valuable consideration.

             Except as expressly modified in this letter, the Agreement is unchanged and remains in full force and effect.

             The Company will pay a documentation production fee of $100.00 in connection with the preparation and negotiation of this letter.

             This extension of the Maturity Date will be effective only upon receipt by the Lender of a copy of this letter acknowledged by the Company and the Guarantors.

                                            Very truly yours,

                                            RESIDENTIAL FUNDING CORPORATION

                                            By: /s/ [ILLEGIBLE]
                                                -------------------------
                                            Its: Director
                                                -------------------------


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4800 Montgomery Lane, Suite 300      Bethesda, MD  20814          (301) 215-6200

         The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this letter.

ACKNOWLEDGED AND ACCEPTED THIS
25 DAY OF AUGUST, 1999

MORTGAGE.COM, INC.,
f/k/a FIRST MORTGAGE NETWORK, INC.
a Florida corporation

By: /s/ [ILLEGIBLE]
    -------------------------
Its: Chief Financial Officer
    -------------------------

                         SECOND AMENDMENT TO WAREHOUSING
                          CREDIT AND SECURITY AGREEMENT
                          -----------------------------

         This Second Amendment to Warehousing Credit and Security Agreement and Amendment of Promissory Note (this "Amendment"), is entered into as of the 1st day of July, 1999, by and between MORTGAGE.COM, INC., a Florida corporation, formerly known as FIRST MORTGAGE NETWORK, INC. ("Borrower"), and BANK UNITED, a federal savings bank ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) (the "Credit Agreement") dated effective as of July 1, 1998, by and between Borrower and Lender, as the same has been or may be amended or supplemented from time to time (the "Credit Agreement").

         Section 1. Recital. Borrower and Lender desire to amend the Credit Agreement, subject to the terms and conditions of this Amendment. Therefore, Borrower and Lender hereby agree as follows, intending to be legally bound.

         Section 2. Amendments. The Credit Agreement is hereby amended and supplemented as follows:

         (a) Section 1.1 of the Credit Agreement is amended by the modification and addition of the following definition:

                  "Termination Date" shall mean September 30, 1999, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

         (b) The promissory note ("Credit Note") dated as of July 1, 1999, in the original principal amount of $60,000,000, executed by Borrower and payable to the order of Lender, is given to Lender in replacement of the promissory note dated as of December 31, 1998, in the original principal amount of $70,000,000, executed by Borrower and payable to the order of Lender (the "12/98 Note"), which 12/98 Note was given to Lender in replacement of the promissory note dated as of July 1, 1998, in the original principal amount of $60,000,000, executed by Borrower and payable to the order of Lender (the "Original Note"), and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.

         Section 3. Representations. Borrower represents and warrants that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement, the Note, and all other Loan Documents are and
                                                                          Page 1
remain in full force and effect in accordance with their respective terms. All of the terms used herein have the same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement", the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended hereby. Any reference in the other Loan Documents to the "Agreement," the "Line of Credit Agreement," "Warehouse Agreement," or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. The term "Note," as used herein and in the Credit Agreement shall mean the Credit Note.

         Section 5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrower or any third party to Lender, as evidenced by the Loan Documents. Borrower hereby acknowledges, agrees, and represents that (i) Borrower is indebted to Lender pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrower to Lender under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) Borrower has no claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrower, as of the date hereof; (vi) Borrower promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof, and (vii) Borrower is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Borrower of Borrower's obligations under the terms and provisions of the Loan Documents. In consideration of the modification of certain provisions of the Loan Documents, all as herein provided, and the other benefits received by Borrower hereunder, Borrower hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Lender Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Borrower has, or may have against Lender Released Parties, arising out of or with respect to any and all transactions relating to the Credit Agreement, the Note, and the other Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing; breach of competence, breach of financing commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims, any violation of the Texas Free Enterprise Antitrust Act or any violation of federal antitrust acts.

         Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement, this Amendment, or any of the Loan Documents should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 7. Expenses. Borrower agrees to pay all out-of-pocket costs and expenses (including reasonable fees and expenses of legal counsel) of Lender in connection with the preparation, operation, administration and enforcement of this Amendment.

         Section 8. Acknowledgment. Except as amended hereby, Borrower ratifies and confirms that the Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Amendment and secures the payment and performance of all indebtedness and obligations of Borrower under the Note, the Credit Agreement, and an other Loan Documents, as modified hereby. The undersigned officer of Borrower executing this Amendment represents and warrants that he has full power and authority to execute and deliver this Amendment on behalf of Borrower, that such execution and delivery has been duly authorized, and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 9. No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

         Section 11. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 12. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, ALL AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMTORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXCUTED and affective as of the dates first written above.


BORROWER:                               LENDER:

MORTGAGE.COM, INC.                      BANK UNITED, a federal savings bank
a Florida corportion

By: /s/ John Hogan                     By: /s/ John D. West
    -------------------                     --------------------
Name: John Hogan                            JOHN D. WEST, Regional Director,
    -------------------                     Mortgage Banker Finance
Title: EVP

                                 PROMISSORY NOTE
                                 ---------------

$60,000,000                    Houston, Texas                 As of July 1, 1999
                        (Replaces December 31, 1998 Note)

         FOR VALUE RECEIVED, the undersigned, MORTGAGE.COM, INC., a Florida corporation, formerly known as FIRST MORTGAGE NETWORK, INC. (herein called the "Borrower", hereby promises to pay to the order of BANK UNITED, a federal savings bank (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027, ATTN: Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of SIXTY MILLION AND N0/100 DOLLARS ($60,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated as of July 1, 1998, between the Borrower and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given in replacement of that certain December 31, 1998, promissory note executed by Borrower and payable to Lender in the original principal sum of $70,000,000, which was given in replacement of that certain July 1, 1998, promissory note executed by Borrower and payable to Lender in the original principal sum of $60,000,000. This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

         The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on September 30, 1999.

         This Note may be prepaid in whole or in part at any time without premium or penalty.

         Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest; fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

         This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

         This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents,

         The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at anytime existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

         It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Texas Credit Title is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                                      MORTGAGE.COM, INC.,
                                      a Florida corporation

                                      By: /s/ John J. Hogan
                                         --------------------------------
                                      Name: John J. Hogan
                                           --------------------------------
                                      Title: EVP
                                            --------------------------------